EXHIBIT 10.1


                                COLUMBIA BANCORP

                       1987 STOCK OPTION PLAN, AS AMENDED
        (As amended April 17, 1990, December 18, 1995, July 29, 1996 and
                               February 24, 1997)


1.     PURPOSES OF THE PLAN:

       To advance the interests of the Corporation by assisting in attracting and retaining qualified employees and providing them with increased motivation to exert their best efforts on behalf of the Corporation ("Employee Options"). To recognize the contribution made by John M. Bond, Jr. and Christopher W. Kurz (the "Founders") in promoting and organizing the development of the Corporation ("Founder Options"). [amended 1990]

2.     ADMINISTRATION:

       The Plan shall be administered by the Personnel, Compensation and Stock Option Committee (the "Committee"), consisting of not less than two directors of the Corporation to be appointed by and to serve at the pleasure of the Board of Directors. The Committee shall consist solely of "non-employee directors" within the meaning of Rule 16b-3 promulgated pursuant to the provisions of the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee shall report to the Board of Directors the names of those that it recommends be granted options, and the terms and conditions of each option as recommended. The
Committee shall have full power to construe and interpret the Plan and promulgate such regulations with respect to the Plan as may be deemed desirable. [amended 1990, 1996]

3.     STOCK SUBJECT TO OPTION:

       The Corporation will reserve 175,000 shares (less any shares granted pursuant to the 1990 Director Stock Option Plan) of authorized but unissued Common Stock (par value $.01 per share) (the "Common Stock") for issuance and delivery under the Plan. If any unexercised option terminates for any reason, the shares covered thereby shall become available for grant again. [amended 1990]

4.     ELIGIBILITY:

       The individuals who shall be eligible to participate in the Plan shall be the Founders and such key employees of the Corporation, or of any corporation (a "Subsidiary") in which the Corporation has a proprietary interest by reason of stock ownership, including any corporation in which the Corporation acquires a proprietary interest after the adoption of this Plan, but only if the Corporation owns or controls, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in such corporation, as the Board of Directors shall determine from time to time. [amended 1990]

5.     TERMS AND CONDITIONS OF OPTIONS:

       Options under the Plan are intended to be either incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986 (the "Code"), or non-statutory stock options not qualifying under any section of the Code as the Committee may recommend in its discretion from time to time. All options granted under the Plan shall be issued upon such terms and conditions as the Committee may recommend and the Board of Directors may approve from time to time, subject to the following provisions (which shall apply to both incentive and non-qualified stock options unless otherwise indicated) [amended 1997]:

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                  (a) Option Price. The exercise price per share with respect to each option shall be not less than: (i) for incentive stock options, 100% of the Fair Market Value of the Common Stock on the date the option is granted and (ii) for non-qualified stock options, 50% of the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value" of a share of Common Stock for any purpose on a particular date shall mean the last reported sale price per share of Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee (provided that the Board of Directors of the Corporation shall obtain an independent appraisal in the case of a Founder Option if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market). If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any business day. [amended 1997]

                  (b) Number of Options. The aggregate Fair Market Value (determined at the time of grant) of the stock with respect to which incentive stock options are exerciseable for the first time by an employee or Founder during any calendar year (under the Plan or any other stock option plan of the Corporation, its parent or a Subsidiary providing for incentive stock options) shall not exceed $100,000. No incentive stock options may be granted to any person who directly or indirectly owns at the time of such grant in excess of 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation. [amended 1997]

                  (c)  Exercise of Options.  (i) Except as provided in paragraph
         (ii) below, full payment for shares acquired shall be made in cash or by certified check at or prior to the time that an option, or any part thereof, is exercised (or, except in the case of incentive stock options outstanding at July 29, 1996, in the discretion of the Committee at such later time as the certificates for such shares are delivered). The participant will have no rights as a stockholder until the certificate for those shares as to which the option has been exercised is issued by the Corporation. Except as provided in paragraph
         (iii) below, no Employee Option may be exercised during the first year after the date of grant. Except as provided in paragraph (iii) below, Employee Options for 200 shares or less shall be exercisable in full beginning one year after the date of grant. Except as provided in paragraph (iii) below, Employee Options for more than 200 shares shall be exercisable to the extent of 25% after the expiration of one year after the date of grant, to the extent of 50% after the expiration of two years after the date of grant, to the extent of 75% after the expiration of three years after the date of grant, and to the extent of 100% after the expiration of four years after the date of grant. All such percentages shall be calculated on the basis of the number of shares covered by the original Employee Option. Any Founder Option may be exercised at any time after the date of grant unless a longer period is prescribed by statute or in the regulations promulgated by the Securities and Exchange Commission. [amended 1990, 1995, 1996]

                           (ii) In the discretion of the Committee, shares of Common Stock with a Fair Market Value on the date of exercise equal to the sum of (i) the exercise price and (ii) the amount, if any, of federal and state employment taxes that the Company is required to withhold as a result of the exercise (or a combination of cash and Common Stock with a Fair Market Value on the date of exercise equal to the foregoing sum) may be surrendered or withheld as payment of the exercise price for shares acquired or in satisfaction of the tax-withholding obligations arising from the exercise. [amended 1996, 1997]

                           (iii) Unexercised Employee Options shall immediately become exercisable if: (A) Any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations promulgated thereunder) is or becomes the beneficial owner, directly or indirectly, of 25% or more of the voting equity stock of the Corporation, or any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations promulgated thereunder) other than the Corporation is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Common Stock of the Columbia Bank; or (B) Any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations promulgated thereunder) gains control of the election of a majority of the Board of Directors of the Corporation, or any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations promulgated thereunder) other than the Corporation gains control of the election of a majority of the Board of Directors of the Columbia Bank; or (C) Any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations promulgated thereunder) gains control of the management or policies of either of the Corporation or the Columbia Bank; or (D) Either the Corporation or the Columbia Bank consolidates with, or merges with or into, another entity (including a corporation, bank, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein) or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or another such entity consolidates with, or merges with or into, the Corporation or the Columbia Bank in any such event pursuant to a transaction in which the issued and outstanding shares of the voting equity stock of the Corporation or the Columbia Bank are to be converted into or exchanged for cash, securities or other property; or
         (E) During any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of either the Corporation or the Columbia Bank (together with any directors who are members of such Board of Director on the effective date hereof and any new directors whose election or whose nomination for election was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of either the Corporation or the Columbia Bank then in office. [amended 1995, 1997]

                  (d) Term of Option. No stock option may be exercised after the expiration of 10 years after the date such option was granted.

                  (e) Termination of Employment.  Each Employee  Option,  to the
         extent it is not then exercisable, shall terminate when the employment of the participant with the Corporation and all Subsidiaries terminates. Each Employee Option, to the extent that it is exercisable but has not been exercised (the "Unexercised Employee Option"), shall also terminate when the employment of the participant by the Corporation and all Subsidiaries terminates, unless the participant's employment terminates because of retirement under the retirement plan of the Corporation or a Subsidiary, voluntary resignation with the consent of the Board of Directors of the Corporation or a Subsidiary, permanent and total disability or death. If the participant's employment terminates because of retirement under the retirement plan of the Corporation or a Subsidiary, the Unexercised Employee Option may be exercised until the expiration of three months after the employment terminates in the case of incentive stock options (which period may be extended to up to six months in the discretion of the Committee) and until the expiration of six months after the employment terminates in the case of non-qualified stock options. If the participant's employment terminates because of voluntary resignation with the consent of the Board of Directors of the Corporation or a Subsidiary, the Unexercised Employee Option
         may be exercised until the expiration of three months after the employment terminates. If the participant's employment terminates because of total disability, the Unexercised Employee Option may be exercised until the expiration of one year (or three months in the case of incentive stock options outstanding at July 29, 1996) after the employment terminates. If the participant's employment terminates because of death, the Unexercised Employee Option may be exercised until the expiration of the original term of the option (or one year after the date of death in the case of incentive stock options outstanding at July 29, 1996). Notwithstanding the foregoing, no Unexercised Employee Option may be exercised beyond the original term of the option. No Founder Option shall terminate until the expiration of the original term of the option. [amended 1990, 1996, 1997]

                  (f) Options Nonassignable and Nontransferable. Each incentive stock option and all rights thereunder, including the right to surrender the option, shall not be assignable or transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or his or her guardian or legal representative. Except to the extent provided by the Committee, each non-statutory stock option and all rights thereunder, including the right to surrender the option, shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("DRO"), or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or his or her guardian or legal representative or transferee under a DRO. [amended 1996, 1997]

6.       SURRENDER OF OPTIONS FOR CASH OR STOCK:

         Any option granted under the Plan may include a right to surrender to the Corporation up to 100% of the option to the extent then exercisable and receive in exchange a cash payment or a payment in stock or a combination of cash and stock, in each case equal to the excess of the Fair Market Value of the shares covered by the option or portion thereof surrendered (determined as of the date the option is surrendered) over the aggregate exercise price for such shares. Such right may be granted by the Board of Directors of the Corporation upon recommendation of the Committee concurrently with the option or thereafter by amendment upon such terms and conditions as the Committee may recommend. Shares subject to option or portions thereof that have been so surrendered shall not thereafter be available for grant under the Plan. The Committee may from time to time recommend to the Board of Directors the maximum amount of cash that may be paid upon surrender of options in any year, may determine that, if the amount to be received by any participant is reduced in any year because of such limitation, all or a portion of the amount not paid may be paid in any subsequent year or years, and may limit the right of surrender to certain periods during the year. [amended 1997]

7.       PAYROLL DEDUCTIONS:

         In the discretion of the Committee, there may be made available to employee optionees an election for the payroll deduction each pay period over the term of the option of amounts equal to the aggregate exercise price of any or all of such options (and estimated federal income taxes thereon). Interest will be paid on payroll deductions at rates prescribed from time to time by the Board of Directors upon recommendation of the Committee.

8.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

         If the shares of the Common Stock outstanding are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number or kind of shares as to which options have been or may be granted. Any such adjustment in an outstanding option shall be made without change in the aggregate purchase price to be paid upon the exercise thereof. Adjustments under this paragraph shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment.

         In the event of a reorganization, merger, consolidation, sale of substantially all of the assets, or any other form of corporate reorganization in which the Corporation is not the surviving entity or a statutory share exchange in which the Corporation is not the issuer, all options then outstanding under the Plan will terminate as of the effective date of the transaction. The surviving entity in its absolute and uncontrolled discretion may tender an option or options to purchase shares on its terms and conditions, both as to the number of shares or otherwise, as shall substantially preserve the rights and benefits of any option then outstanding under the Plan.

9.      OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS:

         Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become or are about to become key employees of the Corporation or a Subsidiary as the result of (i) a merger or consolidation of the employing corporation with the Corporation or a Subsidiary, (ii) the acquisition by the Corporation or a Subsidiary of the assets of the employing corporation, or (iii) the acquisition by the Corporation or a Subsidiary of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in paragraph 5 of this Plan to such extent as the Board of Directors at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

10.      EFFECTIVE DATE OF THE PLAN, AS AMENDED:

         The Plan, as amended, shall become effective upon its adoption by the Board of Directors and subsequent approval by a majority of the total votes eligible to be cast at a meeting of the stockholders of the Corporation. [amended 1990]

11.      TERMINATION DATE:

         No options may be granted under the Plan after November 16, 1997. Subject to paragraph 5(d), options granted before the termination date for the Plan may extend beyond that date.

12.      AMENDMENT:

         The Plan may be amended, suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors; provided, however, that none of the following changes may be made without the approval of the stockholders of the Corporation:

                  (i) an increase in the number of shares of Common Stock available under the Plan, other than adjustments pursuant to paragraph 8;

                  (ii) an increase in the maximum period of time during which an option may be exercised;

                  (iii) an increase in the number of shares for which an employee may be granted options in any one year; or

                  (iv)  an extension of the term of the Plan.  [amended 1990]

13.      COMPLIANCE WITH LAWS AND REGULATIONS:

         The grant, holding and vesting of all options under the Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Committee, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy or rule of any stock exchange or other regulatory organization governing any market on which the Common Stock is traded.

14.      EXPENSES:

         The Corporation shall bear all expenses and costs in connection with the administration of the Plan.